UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July  14, 2003

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On July 14, 2003, Marten Transport, Ltd. (the “Company”) authorized a three-for-two stock split of the Company’s common stock, $.01 par value (the “Stock Split”).  The Stock Split entitles each shareholder to receive an additional one-half share for each outstanding share of common stock held of record as of the close of business on July 21, 2003.  The shares will be distributed on or about July 24, 2003.  The Stock Split will be effected in the form of a dividend, using authorized but unissued shares of the Company’s common stock.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s press release dated July 14, 2003 announcing the Stock Split.

Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

                Not Applicable

(b)   Pro Forma Financial Information.

                                Not Applicable

                (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 14, 2003 (included herewith)
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: July 14, 2003	By	/s/ Frank J. Foster
Frank J. Foster
	Its:	Vice President of Finance

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 14, 2003 (included herewith).